                                                                   EXHIBIT 10.24



                                     [LOGO]

                                    SUBLEASE


SUBLESSOR:  Southwall Technologies, Inc.     PREMISES:  1029 Corporation Way
                                                        Palo Alto, California

SUBLESSEE:  Medibuy, Inc., a Delaware        DATE:      October 14, 1999
            corporation

1.  PARTIES:

    This Sublease is made and entered into as of October 14, 1999, by and between Southwall Technologies, Inc. (Sublessor), and Medibuy, Inc., a Delaware corporation (Sublessee), under the Master Lease dated October __, 1999, between C & J Development Company, a California corporation as (Lessor) and Sublessor under this Sublease as (Lessee). A copy of the Master Lease is attached hereto as Exhibit "A" and incorporated herein by this reference.

2.  PROVISIONS CONSTITUTING SUBLEASE:

    2.1 This Sublessee is subject to all of the terms and conditions of the Master Lease, Sublessee hereby assumes and agrees to perform all of the obligations of Lessee under the Master Lease to the extent said obligations apply to the Subleased Premises and Sublessee's use of the common areas, except as specifically set forth herein. Sublessor hereby agrees to cause Lessor, under the Master Lease, to perform all of the obligations of Lessor thereunder to the extent said obligations apply to the Subleased Premises and Sublessee's use of the common areas, Sublessee shall not commit or permit to be committed on the Subleased Premises or on any other portion of the Project any act or omission which violates any term or condition of the Master Lease. Except to the extent waived or consented to in writing by the other party or parties hereto who are affected thereby, neither of the parties hereto will, by renegotiations of the Master Lease, assignment, subletting, default or any other voluntary action, avoid or seek to avoid the observance or performance of the terms to be observed or performed hereunder by such party but, will at all times, in good faith assist in carrying out all the terms of this Sublease and in taking all such action as may be necessary or appropriate to protect the rights of the other party or parties hereto who are affected thereby against impairment. Nothing contained in this Section 2.1 or elsewhere in this Sublease shall prevent or prohibit Sublessor (a) from exercising its right to terminate the Master Lease pursuant to the terms thereof or (b) from assigning its interest in this Sublease or subletting the Premises to any other third party.

                                    SUBLEASE


        All of the terms and conditions contained in the Master Lease are incorporated herein, except as specifically provided below, and shall together with the terms and conditions specifically set forth in this Sublease constitute the complete terms and conditions of this Sublease. The following paragraphs of the Master Lease shall not be included in this Sublease:

        2, 4, 5, 16, 48, 54, 55, Exhibit A.

3.  PREMISES:

    Sublessor leases to Sublessee and Sublessee leases from Sublessor the Subleased Premises upon all of the terms, covenants and conditions contained in this Sublease. The Subleased Premises consist of approximately 4,250 rentable square feet located in a portion of the second floor at 1029 Corporation Way, Suite 200, Palo Alto, California as shown and described in Exhibit "B".

4.  RENT:

    Upon execution of this Agreement, Sublessee shall pay to Sublessor as Rent for the Subleased Premises the sum of $15,937.50 and 00/100 Dollar, representing the first month's rent. Thereafter, rent shall be in accordance with the following schedule:

                MONTHS          AMOUNT PER SQUARE FOOT/FULL SERVICE
                ------          -----------------------------------
                01-14           53-75/sq.ft/per month

    The rental amount shall be paid, without deductions, offset, prior notice or demand. If the commencement date or the termination date of the Sublease occurs on a date other than the first day or the last day, respectively, of a calendar month, then its Rent for such partial month shall be prorated and the prorated Rent shall be payable on the Sublease commencement date or on the first day of the calendar month in which the Sublease termination date occurs, respectively.

5.  SECURITY DEPOSIT:

    Upon execution of this Agreement, Sublessee shall pay to Sublessor an equivalent of six (6) months' rent as a non-interest bearing Security Deposit. Said Deposit shall be credited to the last five (5) months' rent of the term, which will leave Sublessor with one (1) month's Security Deposit at the end of the term. In the event Sublessee has performed all of the terms and conditions of this Sublease during the term hereof, Sublessor shall return to Sublessee, within ten (10) days after Sublessee has vacated the Subleased Premises, the Security Deposit less any sums due and owing to Sublessor.

                                    SUBLEASE

6.    RIGHTS OF ACCESS AND USE:

      6.1   Use:

            Sublessee shall use the Subleased Premises only for those purposes permitted in the Master Lease, unless Sublessor and Master Lessor consent in writing to other uses prior to the commencement thereof.

7.    SUBLEASE TERM:

      7.1   Sublease Term:

            The Sublease Term shall be for the period commencing on November 1, 1999, and continuing through December 31, 2000. In no event shall the Sublease Term extend beyond the Term of the Master Lease.

      7.2   Inability to Deliver Possession:

            In the event Sublessor is unable to deliver possession of the Subleased Premises at the commencement of the term, Sublessor shall not be liable for any damage caused thereby nor shall this Sublease be void or voidable, but Sublessee shall not be liable for Rent until such time as Sublessor offers to deliver possession of the Subleased Premises to Sublessee, but the term hereof shall not be extended by such delay. If Sublessee, with Sublessor's consent, take possession prior to commencement of the term, Sublessee shall do so subject to all the covenants and conditions hereof and shall pay Rent for the period ending with commencement of the term at the same rental as that prescribed for the first month of the term prorated at the rate of 1/30th thereof per day. In the event Sublessor has been unable to deliver possession of the Sublease Premises within thirty (30) days from the commencement date, Sublessee, at Sublessee's option, may terminate this Sublease.

8.    NOTICES:

      All notices, demands, consents and approvals which may or are not required to be given by either party to the other hereunder shall be given in the manner provided in the Master Lease at the addresses shown below. Sublessor shall notify Sublessee of any Event of Default under the Master Lease, or of any other event of which Sublessor has actual knowledge which will impair Sublessee's ability to conduct its normal business at the Sublease Premises, as soon as reasonable practicable following Sublessor's receipt of notice from the Lessor of an Event of Default or actual knowledge of such impairment. If Sublessor elects to terminate the Master Lease, Sublessor shall so notify Sublessee by giving at least thirty (30) days notice prior to the effective date of such termination.

--------------------------------------------------------------------------------
                                    SUBLEASE
--------------------------------------------------------------------------------

Sublessor's Address: Bill Finley           Sublessee's Address: John Stevens
                     Southwall Technologies                     Meadbuy, Inc.
                     1029 Corporation Way                       1029 Corporation
                     Palo Alto, CA 94308                        Way #200
                                                                Palo Alto,
                                                                CA 94303

      Phone Number:  (650) 962-9111               Phone Number: TBD
        Fax Number:   (650) 967-8713                Fax Number: TBD

9.   BROKER FEE:

     Upon execution of the Sublease, Sublessor shall pay Cornish & Carey Commercial, a licensed real estate broker, fees set forth in a separate agreement between Sublessor and Broker for brokerage services rendered by Broker to Sublessor in these transactions.

10.  BROKER REPRESENTATION:

     The only Brokers involved in this Sublease are Cornish & Carey Commercial representing Sublessor and Cornish & Carey Commercial representing Sublessee. If Cornish & Carey Commercial represents both parties, then Sublessor and Sublessee consent to such dual representation and waive any conflict of interest arising out of such dual agency.

11.  COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT:

     Sublessee shall be responsible for the installation and cost of any and all improvements, alterations or other work required on or to the Sublease Premises or to any other portion of the property and/or building of which the Subleased Premises are a part, required or reasonably necessary because of: (1) Sublessee's use of the Subleased Premises or any portion thereof;
     (2) the use by a Sublessee by reason of assignment or sublease; or (3) both, including any improvements, alterations or other work required under the Americans With Disabilities Act of 1990. Compliance with the provisions of this Section ? shall be a condition of Sublessor granting its consent to any assignment or Sublease of all or portion of this Sublease and the Subleased Premises described in this Sublease.

     Notwithstanding anything to the contrary in this Sublease, Sublessee shall not be responsible for compliance with any laws, codes, ordinances or other governmental directives where such compliance is not related to Tenant's specific use and occupancy of the Subleased Premises or triggered by Sublessee's alterations or improvements to the Subleased Premises.

13.  COMPLIANCE WITH NONDISCRIMINATION REGULATIONS:

     It is understood that it is illegal for Sublessor to refuse to display or sublease the Subleased Premises or to assign, surrender or sell the Master Lease, to any person because of race, color, religion, national origin, sex, sexual orientation, martial status or disability


-------------------------------------------------------------------------------
245 LYTTON AVENUE, SUITE 150, PALO ALTO, CA 94301 * (650) 322-2600 Fax (650)
321-0716
-------------------------------------------------------------------------------

13.  TOXIC CONTAMINATION DISCLOSURE:

     Notwithstanding anything to the contrary contained in the Master Lease as incorporated herein (including, without limitation the provisions of Section 50). Sublessor shall have no obligation to "clean up," monitor, abate or to comply with any law or Environmental Requirements regarding, or to reimburse, release, indemnify, or defend Sublessor with respect to any toxic or Hazardous Materials which now or hereafter become regulated by any governmental authority or agency thereof and which Sublessee did not store, dispose of, or transport in, use, or cause to be on the Premises or Project in violation of any Hazardous Materials laws or Environmental Requirements.

     Sublessor and Sublessee each acknowledge that they have been advised that numerous federal, state, and/or local laws, ordinances and regulations
     (Laws) affect the existence and removal, storage, disposal, leakage of and contamination by materials designated as hazardous or toxic (Toxics). Many materials , some utilized in everyday business activities and property maintenance, are designated as hazardous or toxic.

     Some of the Laws require that Toxics be removed or cleaned up by landowners, future landowners or former landowners without regard to whether the party required to pay for "clean up" caused the contamination, owned the property at the time the contamination occurred or even knew about the contamination. Some items, such as asbestos or PCBs, which were legal when installed, now are classified as Toxics and are subject to removal requirements. Civil lawsuits for damages resulting from Toxics may be filed by third parties in certain circumstances.

     Sublessor and Sublessee each acknowledge that Broker has no specific expertise with respect to environmental assessment or physical condition of the Subleased Premises, including, but not limited to, matters relating to: (i) problems which may be posed by the presence or disposal of hazardous or toxic substances on or from the Subleased Premises, (ii) problems which may be posed by the Subleased Premises being within the Special Studies Zone as designated under the Alquist-Priole Special Studies Zone Act (Earthquake Zones), Section 2621 - 2630, inclusive of California Public Resources Code, and (iii) problems which may be posed by the Subleased Premises being within a HUD Flood Zone as set forth in the U.S. Department of Housing and Urban Development "Special Flood Zone Area Maps", as applicable.

     Sublessor and Sublessee each acknowledge that Broker has not made an independent investigation or determination of the physical or environmental condition of the Subleased Premises, including, but not limited to, the existence or nonexistence of any underground tanks, sumps, piping, toxic or hazardous substances on the Subleased Premises. Sublessee agrees that it will rely solely upon its own investigation and/or the investigation of professional retained by it or Sublessor, and neither Sublessor nor Sublessee shall rely upon

      Broker to determine the physical and environmental condition of the Sublease Premise or to determine whether, to what extent or in what manner, such condition must disclosed to potential sublessees, assigned, purchasers or other interested parties.

14.   RENT ABATEMENT AND DAMAGES TO PERSONAL PROPERTY:
      In the event Sublessor, pursuant to the terms of the Master Lease, is entitled to and receives rent abatement, then to the extent such rent abatement affects the Subleased Premises. Sublessee shall be entitled to rent abatement in an amount that the net rentable area of the Subleased premises bears to the total net rentable area of the Master Lease, and only to the extent any such abatement applies in the Sublease Term. In addition, any amounts paid or credited to Sublessor under the terms of the Master Lease for damage to personal property shall be credited to Sublessee, subject to the same limitations set forth above.

15.   OPTIONS TO RENEW:
      Subordinate to Sublessor needing the Premises, Sublessee shall have a six
      (6) month option to renew their Sublease, under the same terms and conditions except rent which shall be $3.85/sq. foot per month Full Service. Sublessee shall give Sublessor three (3) months written notice prior to the end of the term, of their desire to renew. Sublessor shall then have fifteen (15) days to notify Sublessee if Sublessor will need the Premises.

16.   SIGNAGE:
      Sublessor shall grant Sublessee, at Sublessee's sole cost, suite door, signage.

17.   FULL SERVICES:
      Notwithstanding anything to the contrary in this Sublease, the Rent is herein described shall be "full-service" rent inclusive of taxes, common area charges, water, gas, electricity, HVAC maintenance and other utilities and Sublessee shall not have any liability for, and there shall be no pass-through of any charges relating to Sublessor's obligations under the Master Lease.

18.   OPERATING SYSTEMS:
      Upon commencement of the Sublease, all operating systems, including electrical, plumbing, HVAC and roof will be in good condition and repair.

19.   TENANT IMPROVEMENTS:
      Sublessee shall take possession of the Premises in an "AS IS" condition, with the exception the space will be in a broom clean condition.

                                     [LOGO]

================================================================================
                                S U B L E A S E
================================================================================

Sublessor: SOUTHWALL TECHNOLOGIES

By: /s/ BILL R. FINLEY                                  Date: 1 Nov. '99
   ---------------------------------                         -------------------
   Bill Finley, Vice President, CFO

Sublessee: MEDIBUY, INC., a Delaware Corporation

By: /s/ DENNIS J. MURPHY                                Date: 10-29-99
   ---------------------------------                         -------------------
   Dennis J. Murphy, CEO

NOTICE TO SUBLESSOR AND SUBLESSEE: CORNISH & CAREY COMMERCIAL, IS NOT AUTHORIZED TO GIVE LEGAL OR TAX ADVICE; NOTHING CONTAINED IN THIS SUBLEASE OR ANY DISCUSSIONS BETWEEN CORNISH & CAREY COMMERCIAL AND SUBLESSOR AND SUBLESSEE SHALL BE DEEMED TO BE A REPRESENTATION OR RECOMMENDATION BY CORNISH & CAREY COMMERCIAL, OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR ANY TRANSACTION RELATING THERETO. ALL PARTIES ARE ENCOURAGED TO CONSULT WITH THEIR INDEPENDENT FINANCIAL CONSULTANTS AND/OR ATTORNEYS REGARDING THE TRANSACTION CONTEMPLATED BY THIS PROPOSAL.

Exhibit "A:" Master Lease

Exhibit "B" Premises


--------------------------------------------------------------------------------
              245 LYTTON AVENUE, SUITE 130. PALO ALTO, CA 94301 --
                       (650) 332-2800 FAX (830) 321-0719
--------------------------------------------------------------------------------

                                                                       EXHIBIT B


                             [SECOND FLOOR DIAGRAM]

                           STANDARD INDUSTRIAL LEASE

                                 BY AND BETWEEN

                             C & J DEVELOPMENT CO.,

                                  AS LANDLORD

                                      AND

                          SOUTHWALL TECHNOLOGIES, INC.

                                   AS TENANT

                               TABLE OF CONTENTS

ITEM

1.   USE
2.   TERM
3.   POSSESSION
4.   MONTHLY RENT
5.   ADJUSTMENT OF BASIC RENT
6.   RESTRICTION ON USE
7.   COMPLIANCE WITH LAWS
8.   ALTERATIONS
9.   REPAIR AND MAINTENANCE
10.  LIENS
11.  INSURANCE
12.  UTILITIES AND SERVICE
13.  TAXES AND OTHER CHARGES
14.  ENTRY BY LANDLORD
15.  COMMON AREA; PARKING
16.  COMMON AREA CHARGES
17.  DAMAGE BY FIRE; CASUALTY
18.  INDEMNIFICATION
19.  ASSIGNMENT AND SUBLETTING
20.  DEFAULT
21.  LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT
22.  EMINENT DOMAIN
23.  NOTICE AND COVENANT TO SURRENDER
24.  TENANT'S QUITCLAIM
25.  HOLDING OVER
26.  SUBORDINATION
27.  CERTIFICATE OF ESTOPPEL
28.  SALE BY LANDLORD
29.  ATTORNMENT TO LENDER OR THIRD PARTY
30.  DEFAULT BY LANDLORD
31.  CONSTRUCTION CHANGES
32.  MEASUREMENT OF PREMISES
33.  ATTORNEY FEES
34.  SURRENDER
35.  WAIVER
36.  EASEMENTS; AIRSPACE RIGHTS
37.  RULES AND REGULATIONS
38.  NOTICES
39.  NAME
40.  GOVERNING LAW; SEVERABILITY
41.  DEFINITIONS
42.  TIME
43.  EXAMINATION OF LEASE
44.  INTEREST ON PAST DUE OBLIGATIONS; LATE CHARGE
45.  ENTIRE AGREEMENT
46.  CORPORATE AUTHORITY
47.  RECORDING
48.  REAL ESTATE BROKERS
49.  EXHIBITS AND ATTACHMENTS
50.  ENVIRONMENTAL MATTERS
51.  SIGNAGE
52.  SUBMISSION OF LEASE
53.  ADDITIONAL RENT
54.  PREMISES TAKEN "AS IS"
55.  CAPITAL EXPENDITURES

                                     LEASE


     THIS LEASE is made this _________ day of October, 1999, by and between C&J Development Co., a California limited partnership, ("Landlord") and Southwall Technologies, Inc. (formerly The Southwall Corporation), a Delaware corporation ("Tenant").

                              W I T N E S S E T H

     Landlord leases to Tenant and Tenant leases from Landlord those certain premises outlined in red on Exhibit A (the "Premises") commonly known as 1029 Corporation Way, Palo Alto, California, which Landlord and Tenant hereby agree consists of approximately nineteen thousand seven hundred and eighty-two (19,782) square feet in 1029 Corporation Way, Palo Alto, California (the "Project"). As used herein the term Project shall mean and include all of the land described in Exhibit B and all the buildings, improvements, fixtures and equipment now or hereafter situated on said land.

     Tenant covenants, as a material part of the consideration of this lease, to perform and observe each and all the terms, covenants and conditions set forth below, and this lease is made upon the condition of such performance and observance.

     1.   USE

          Subject to the restrictions contained in paragraph 6 hereof, Tenant shall use the Premises for marketing, sales, research and development, general office and administrative uses and shall not use or permit the Premises to be used for any other purpose.

     2.   TERM

          (a) The term shall be for three (3) years (unless sooner terminated as hereinafter provided) and, subject to paragraph 3, shall commence on January 1, 2000 and end on December 31, 2002.

     3.   POSSESSION

          (a) If Landlord for any reason cannot deliver possession of the Premises to Tenant by the date of commencement set forth in paragraph 2, this lease shall not be void or voidable, Landlord shall not be liable to Tenant for any loss or damage on account thereof and Tenant shall not be liable for rent until Landlord delivers possession of the Premises. If the term commences on a date other than the date specified in paragraph 2 above, then the parties shall immediately execute an amendment to this lease stating the actual date of commencement and the revised expiration date. The expiration date of the term shall be extended by the same number of days that Tenant's possession of the Premises was delayed from that set forth in paragraph 2.

          (b) Tenant's inability or failure to take possession of the Premises when delivery is tendered by Landlord shall not delay the commencement of the term of this lease or Tenant's obligation to pay rent. Tenant acknowledges that Landlord shall incur significant expenses upon the execution of this lease, even if Tenant never takes possession of the Premises, including without limitation brokerage commissions and fees and legal and other professional fees. Tenant acknowledges that all of said expenses shall be included in measuring Landlord's damages should Tenant breach the terms of this lease.

     4.   MONTHLY RENT

          (a) Basic Rent. Tenant shall pay to Landlord as basic rent for the Premises, in advance and subject to adjustment as provided in paragraph 5, the sum of Fifty Thousand and Four Hundred and Forty-Five and 10/100 Dollars ($50,444.10) on or before the first day of the first full calendar month of the term and on or before the first day of each and every successive calendar month. Basic rent for any partial month shall be payable in advance and shall be prorated at the rate of 1/30th of the monthly basic rent per day.

          (b) Common Area Charges. In addition to the above basic rent, and as additional rent, Tenant shall pay to Landlord, subject to adjustments and reconciliation as provided in paragraph 16 of this lease, the sum of Three Thousand Seven Hundred and Five and 00/100 Dollars (3,705.00) on or before the first day of the first full calendar month of the term and on the first day of each and every succeeding calendar month, said sum representing Tenant's estimated payment of its percentage share of common area charges as provided for in paragraph 16 of this lease. Payment of common area charges for any partial month shall be payable in advance and shall be prorated at the rate of 1/30th of the monthly payment of common area charges per day.

          (c) Manner and Place of Payment. All payments of basic rent and common area charges shall be paid to Landlord, without deduction or offset, in lawful money of the United States of

America, at the office of Landlord at 360 S. San Antonio Road, Suite 14, Los Altos, California 94022 or to such other person or place as Landlord may from time to time designate in writing.

          (d) Last Month's Rent. Concurrently with Tenant's execution of this lease, Tenant shall deposit with Landlord, the sum of Twenty-Two Thousand Seven Hundred and Forty-Nine and 30/100 Dollars ($22,749.30), to be applied against the basic rent and common area charges for the last lease month of the term.

          (e) Security Deposit. Concurrently with Tenant's execution of this lease, Tenant shall deposit with Landlord the sum of Twenty-Two Thousand Seven Hundred and Forty-Nine and 30/100 Dollars ($22,749.30), which sum shall be held by Landlord as a security deposit for the faithful performance by Tenant of all of the terms, covenants and conditions of this lease to be kept and performed by Tenant. If Tenant defaults with respect to any provision of this lease, including but not limited to, the provisions relating to the payment of basic rent and common area charges, Landlord may (but shall not be required to) use, apply, or retain all or any part of this security deposit for the payment of any amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of default. If any portion of said deposit is so used, Tenant shall, within ten
(10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the security deposit to its original amount; Tenant's failure to do so shall be a material breach of this lease. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant is not in default at the expiration or termination of this lease, the security deposit or any balance thereof shall be returned to Tenant after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this lease, Landlord shall transfer said deposit to Landlord's successor in interest, and Tenant agrees that Landlord shall thereupon be released from liability for the return of such deposit or any accounting therefor.

     5.    ADJUSTMENT OF BASIC RENT

           The basic rent provided for in paragraph 4(a) shall be adjusted periodically and the monthly basic rent for each period shall be as set forth below:

           Lease Months 1-12  (1/1/00-12/31/00)     $50,444.10 per month

           Lease Months 1-12  (1/1/01-12/31/01)     $51,957.42 per month

           Lease Months 1-12  (1/1/02-12/31/02)     $53,516.15 per month

     6.    RESTRICTION ON USE

           Tenant shall not do or permit to be done in or about the Premises or the Project, nor bring or keep or permit to be brought or kept in or about the Premises or Project, anything which is prohibited by or will in any way increase the existing rate of, or otherwise affect, fire or any other insurance covering the Project or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Project or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in or about the Premises or the Project which will constitute waste or which will in any way obstruct or interfere with the rights of other tenants, business invitees or occupants of the Project or injure or annoy them, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in or about the Premises or the Project. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not use the Premises for the preparation, or mixing of anything that might emit any objectionable odor, noise or light into the adjoining premises or Common Area. Tenant shall not do anything on the Premises that will cause damage to the Project and Tenant shall not overload the floor capacity of the Premises or the Project. No machinery, apparatus or other appliance shall be used or operated in or on the Premises that will in any manner injure, vibrate or shake the Premises. Landlord shall be the sole judge, of whether such odor, noise, light or vibration is such as to violate the provisions of this paragraph. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or the Project except in trash containers placed inside exterior enclosures designated for that purpose by Landlord, or where otherwise designated by Landlord; and no toxic or hazardous materials shall be disposed of through the plumbing or sewage system. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored or permitted to remain outside of the building proper. No retail sales shall be made on the Premises.

     7.    COMPLIANCE WITH LAWS

           Tenant shall, in connection with its use and occupation of the Premises, at its sole cost and expense, promptly observe and comply with (i) all laws, statutes, ordinances and governmental rules, regulations and requirements now or hereafter in effect, (ii) with the requirements of any board of fire underwriters or other similar body now or hereafter constituted and (iii) with any direction or occupancy certificate issued pursuant to law by any public authority; provided, however, that no such failure shall be deemed a breach of these provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant (whether or not Landlord is a party thereto) that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. This lease shall remain in full force and effect notwithstanding any loss of use or other effect on Tenant's enjoyment of the Premises by reason of any governmental laws, statutes, ordinances, rules, regulations and requirements now or hereafter in effect.

     Landlord represents that the project was constructed in accordance with applicable laws, statutes, ordinances and/or governmental rules, regulations or requirements in effect as of the date of construction of the Project, and that the improvements to be constructed in accordance with Exhibit C of the original lease between Landlord and Tenant dated October 21, 1983 were constructed in accordance with applicable laws, statutes, ordinances and/or governmental rules, regulations or requirements in effect as of the date of construction of such improvements.

          Landlord and Tenant hereby acknowledge that the Americans with Disabilities Act and Title 24 of the Code of California Regulations may affect Tenant's use and occupancy of the Premises and require Tenant to modify or alter the design, layout or other physical elements of the interior of the Premises or provide auxiliary aids and services in connection with its business operations. Tenant shall, at Tenant's sole cost and expense, comply in all respects with the requirements of the Americans with Disabilities Act and Title 24 of the Code of California Regulations as it affects Tenant's use and occupancy of the Premises throughout the term of the lease, as may be extended, and Tenant acknowledges and agrees that, notwithstanding any modifications to the Common Area which may be made by Landlord in order to conform such areas with the requirements of the Americans with Disabilities Act and Title 24 of the Code of California Regulations, Landlord makes no representations or warranties regarding the compliance of the Premises or the Project with the Americans with Disabilities Act and Title 24 of the Code of California Regulations, nor shall Landlord have any obligations or liabilities to Tenant to construct any modifications or alterations to the interior of the Premises in order to comply with the Americans with Disabilities Act and Title 24 of the Code of California Regulations.

     8.   ALTERATIONS

          Tenant shall not make or suffer to be made any alteration, addition or improvement to or of the Premises or any part thereof (collectively referred to herein as "alterations") without (i) the prior written consent of Landlord (which consent shall not be unreasonably withheld and Landlord further agrees that Landlord shall not raise the basic rent as of condition of such consent),
(ii) a valid building permit issued by the appropriate governmental authority and (iii) otherwise complying with all applicable laws, regulations and requirements of governmental agencies having jurisdiction with the rules, regulations and requirements of any board of fire underwriters or similar body. Any alteration made by Tenant (excluding moveable furniture and trade fixtures not attached to the Premises) shall at once become a part of the Premises and belong to Landlord. Without limiting the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels), air conditioning, partitioning, drapery and carpet installations made by Tenant, regardless of how attached to the Premises, together with all other alterations that have become an integral part of the Project in which the Premises are a part, shall be and become part of the Premises and belong to Landlord upon installation and shall not be deemed traded fixtures, and shall remain upon and be surrendered with the Premises at the termination of the lease.

     If Landlord consents to the making of any alteration by Tenant, the same shall be made by Tenant at its sole risk, cost and expense and only after Landlord's written approval of any contractor or person selected by Tenant for that purpose (provided that Landlord waives the right to approve such contractor or person if the same is a duly licensed contractor and a valid building permit is issued by the appropriate governmental authority), and the same shall be made at such time and in such manner as Landlord may from time to time designate. Tenant shall, if required by Landlord, secure at Tenant's cost completion and lien indemnity bond for such work. Upon the expiration or sooner termination of the term, Landlord may, at its sole option, require Tenant, at Tenant's sole cost and expense, to promptly both remove any such alteration made by Tenant and designated by Landlord to be removed and repair any damage to the Premises caused by such removal. Any moveable furniture and equipment or trade fixtures remaining on the Premises at the expiration or other termination of the term shall become the property of the Landlord unless promptly removed by Tenant.

     If during the term, and subject to paragraph 7 above, any alteration, addition or change of the Premises or the Project is required by law, regulation, ordinance or order of any public or quasi-public authority, Tenant, at its sole cost and expense, shall promptly make the same. If during the term any alterations, additions or changes to the Common Area or to the Project in which the Premises is located is required by law, regulations, ordinance or order of any public or quasi-public authority, and it is impractical in Landlord's judgment for the affected tenants to individually make such alterations, additions or changes, Landlord shall make such alterations, additions or changes and the cost thereof shall be a common area charge and Tenant shall pay its percentage share of such cost to Landlord as provided in paragraph 16.

     9.   REPAIR AND MAINTENANCE

     By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair (excepting only "punchlist items"). Except as expressly provided below, Tenant shall at its sole cost keep and maintain the entire Premises and every part thereof including, without limitation, the windows, window frames, plate glass, glazing, elevators within the Premises, truck doors, doors and all door hardware, the interior walls and partitions, lighting and the electrical, mechanical, and plumbing systems. Tenant shall also repair and maintain the heating and air conditioning systems (unless Landlord has elected to keep and maintain the heating and air conditioning systems as provided below) which shall include, without limitation, a periodic maintenance agreement with a reputable and licensed heating and air conditioning service company. If Tenant's use of the heating and air conditioning systems is limited to normal business hours (8:00 a.m. to 6:00 p.m.), such agreement shall provide for service at least as often as every 60 days; if Tenant's use of the heating or air conditioning systems extends beyond such normal business hours this service shall be as often as may be required by landlord and in any event such service shall meet all warranty enforcement requirements of such equipment and comply with all manufacturer recommended maintenance. Landlord may elect, at its option, to keep and maintain the heating and air conditioning systems of the premises and in such event, Tenant shall pay to Landlord upon demand the full cost of such maintenance.

     Subject to the provisions of paragraph 17, Landlord shall keep and reasonably maintain the roof, structural elements, and exterior walls of the buildings constituting the Project and Common Area in reasonably good order and repair. Tenant waives all rights under and benefits of California Civil Code Sections 1932(1), 1941, and 1942 and under any similar law, statute or ordinance now or hereafter in effect. The cost of the repairs and maintenance which are the obligation of Landlord hereunder, including without limitation, maintenance contracts and supplies, materials, equipment and tools used in such repairs and maintenance shall be obtained at competitive prices for major repairs and shall be a common area charge and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraph 16; provided, however, that if any repairs or maintenance is required because of an act of omission of Tenant, or its agents, employees or invitees, Tenant shall pay to Landlord upon demand the full cost of such repairs or maintenance.

     As used herein, "punchlist items" shall mean minor repairs to painting, carpets, walls and other interior improvements to the Premises as reasonably determined by Tenant and disclosed to Landlord within thirty (30) days of the date Tenant takes possession of the Premises. Landlord shall repair all punchlist items subject to the terms of paragraph 16, below. Landlord shall have no obligation to repair items that are not disclosed to Landlord by Tenant in writing within thirty (30) days of the date possession of the Premises is delivered to Tenant.

     10.  LIENS

     Tenant shall keep the Premises and the Project free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant, its agents, employees or contractors. Upon Tenant's receipt of a preliminary twenty (20) day notice filed by a claimant pursuant to California Civil Code Section 3097, Tenant shall immediately provide Landlord with a copy of such notice. Should any such lien be filed against the Project, Tenant shall give immediate notice of such lien to Landlord. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses (including attorneys' fees) incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the rate of ten percent (10%) per annum or the maximum rate permitted by law, whichever is less. Landlord shall have the right at all times to post and, keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord, the Premises and the Project and any other party having an interest therein, from mechanics' and material men's liens and like liens. Tenant shall give Landlord at least fifteen (15) days prior notice of the date of commencement of any construction on the Premises in order to permit the posting of such notices. In the event Tenant is required to post an improvement bond with a public agency in connection with any work performed by Tenant on or to the Premises, Tenant shall include Landlord as an additional obligee.

     11.  INSURANCE

     Tenant, at its sole cost and expense, shall keep in force during the term
(i) commercial general liability and property damage insurance with a combined single limit of at least $5,000,000 per occurrence insuring against personal or bodily injury to or death of persons occurring in, on or about the Premises or Project and any and all liability of the insured with respect to, the Premises or arising out of Tenant's maintenance, use of occupancy of the Premises and all areas appurtenant thereto, (ii) direct physical loss-special insurance covering the leasehold improvements in the Premises and all of Tenant's equipment, trade fixtures, appliances, furniture, furnishings, and personal property from time to time located in, on or about the Premises, with coverage in the amount of the full replacement cost thereof, (iii) Worker's Compensation Insurance as required by law, together with employer's liability coverage with a limit of not less than $1,000,000 for bodily injury for each accident and for bodily injury by disease for each employee. Tenant's commercial general liability and property damage insurance and Tenant's Workers Compensation Insurance shall be endorsed to provide that said insurance shall not be canceled or reduced except upon at least thirty
(30) days prior written notice to Landlord and (iv) full replacement cost plate glass insurance. Further, Tenant's commercial general liability and property damage insurance shall be primary and shall name Landlord and McCandless Simons Company, Inc., and their respective partners, officers, directors and employees and such other persons or entities as directed from time to time by Landlord as additional insured for all liability using ISO Bureau Form CG20111185 (or a successor form); shall contain a severability of interest clause and a cross-liability endorsement; shall be endorsed to provide that the limits and aggregates apply per location using ISO Bureau Form CG25041185; and shall be issued by an insurance company admitted to transact business in the State of California and rated A+VIII or better in Best's Insurance Reports (or successor report). The deductibles for all insurance required to be maintained by Tenant hereunder shall be no more than $5,000 per occurrence. The commercial general liability insurance carried by Tenant shall specifically insure the performance by Tenant of the indemnification provisions set forth in paragraph 18 of this lease provided, however, nothing contained in this paragraph 11 shall be construed to limit the liability of Tenant under the indemnification provisions set forth in said paragraph 18. If Landlord or any of the additional insured named on any of Tenant's insurance, have other insurance which is applicable to the covered loss on a contributing, excess or contingent basis, the amount of the Tenant's insurance company's liability under the policy of insurance maintained by Tenant shall not be reduced by the existence of such other insurance. Any insurance carried by Landlord or any of the additional insured named on Tenant's insurance policies shall be excess and non-contributing with the insurance so provided by Tenant.

          Tenant shall, prior to the commencement of the term, provide Landlord with a completed Certificate of Insurance, using a form acceptable in Landlord's reasonable judgment, attaching thereto copies of all endorsements required to be provided by Tenant under this lease. Tenant agrees to increase the coverage or otherwise comply with changes in connection with said commercial general liability, property damage, direct physical loss and Worker's Compensation Insurance as Landlord or Landlord's lender may from time to time require.

          Landlord shall obtain and keep in force a policy or policies of insurance covering loss or damage to the Premises and Project, in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risk" insurance, with increased cost of reconstruction and contingent liability (including demolition), plus a policy of rental income insurance in the amount of one hundred percent (100%) of twelve (12) months' rent (including sums paid as additional rent) and such other insurance as Landlord or Landlord's lender may from time to time require. Landlord may, but shall not be obligated to, also obtain flood and/or earthquake insurance. Landlord shall have no liability to Tenant if Landlord elects not to obtain flood and/or earthquake insurance. The cost of all such insurance purchased by Landlord, plus any charges for deferred payment of premiums and the amount of any deductible incurred upon any covered loss within the Project, shall be common area charges and Tenant shall pay to Landlord its percentage share of such costs as provided in paragraph 16.

          Landlord and Tenant hereby mutually waive any and all rights of recovery against one another for real or personal property loss or damage occurring to the Premises or the Project, or any part thereof, or to any personal property therein, from perils insured against under fire and extended insurance and any other property insurance policies existing for the benefit of the respective parties so long as such insurance permits waiver of liability and contains a waiver of subrogation without additional premiums.

          If Tenant does not take out and maintain insurance as required pursuant to this paragraph 11, Landlord may, but shall not be obligated to, take out the necessary insurance and pay the premium therefor, and Tenant shall repay to Landlord promptly on demand, as additional rent, the amount so paid. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as additional rent, any and all reasonable expense (including attorney fees) and damages which Landlord may sustain by reason of the failure of Tenant to obtain and maintain such insurance, it being expressly declared that the expenses and damages of Landlord shall not be limited to the amount of the premiums thereon.

     12.  UTILITIES AND SERVICE

          Tenant shall pay for all water, gas, light, heat, power, electricity, telephone, trash pickup, sewer charges and all other services supplied to or consumed on the Premises. In the event that any service is not separately metered or billed to the Premises, the cost of such utility service or other service shall be a common area charge and Tenant shall pay its percentage share of such cost to Landlord as provided in paragraph 16. In addition, the cost of all utilities and services furnished by Landlord to the Common Area shall be a common area charge and Tenant shall pay its percentage share of such cost to Landlord as provided in paragraph 16.

          If Tenant's use of any such utility or service is materially in excess of the average furnished to the other tenants of the Project, and such utility or service is not separately metered, then Tenant shall pay to Landlord upon demand, as additional rent, the full cost of such excess use, or Landlord may cause such utility or service to be separately metered, in which case Tenant shall pay the full cost of such utility or service and reimburse Landlord upon demand for the cost of installing the separate meter.

        Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of, the failure of any person or entity to furnish any of the foregoing services when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, governmental moratoriums, regulations or other governmental actions, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. In addition, Tenant shall not be relieved from the performance of an covenant or agreement in this lease because of any such failure, and no eviction of Tenant shall result from such failure.

     13.   TAXES AND OTHER CHARGES

           All real estate taxes and assessments and other taxes, fees and charges of every kind or nature, foreseen or unforeseen, which are levied, assessed or imposed upon Landlord and/or against the Premises, building, Common Area or Project, or any part thereof by any federal, state, county, regional, municipal or other governmental or quasi-public authority, together with any increases therein for any reason, shall be a common area charge and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraph 16. By way of illustration and not limitation, "other taxes, fees and charges" as used herein include any and all taxes payable by Landlord (other than state and federal personal or corporate income taxes measured by the net income of Landlord from all sources, and premium taxes), whether or not now customary or within the contemplation of the parties hereto, (i) upon, allocable to, or measured by the rent payable hereunder, including, without limitation, any gross income or excise tax levied by the local, state or federal government with respect to the receipt of such rent, (ii) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any part thereof, (iii) upon or measured by the value of Tenant's personal property or leasehold improvements located in the Premises, (iv) upon this transaction or any document to which Tenant is a party creating or transferring an interest or estate in the Premises, (v) upon or with respect to vehicles, parking or the number of persons employed in or about the Project, and (vi) any tax, license, franchise fee or other imposition upon Landlord which is otherwise measured by or based in whole or in part upon the Project or any portion thereof. If Landlord contests any such tax, fee or charge, the cost and expense incurred by Landlord thereby (including, but not limited to, costs of attorneys and experts) shall also be common area charges and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraph 16. In the event the Premises and any improvements installed therein by Tenant or Landlord are valued by the assessor disproportionately higher than those of other tenants on the building or Project or in the event alterations or improvements are made to the Premises, Tenant's percentage share of such taxes, assessments, fees and/or charges shall be readjusted upward accordingly and Tenant agrees to pay such readjusted share. Such determination shall be made by Landlord from the respective valuations assigned in the assessor's work sheet or such other information as may be reasonably available and Landlord's determination thereof shall be conclusive.

           Tenant agrees to pay, before delinquency, any and all taxes levied or assessed during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the Premises, including carpeting and other property installed by Tenant notwithstanding that such carpeting or other property has become a part of the Premises. If any of Tenant's personal property shall be assessed with the Project, Tenant shall pay to Landlord, as additional rent, the amount attributable to Tenant's personal property within ten (10) days after receipt of a written statement from Landlord setting forth the amount of such taxes, assessments and public charges attributable to Tenant's personal property.

     14.    ENTRY BY LANDLORD

           Landlord reserves, and shall at all reasonable times have, the right to enter the Premises (i) to inspect the Premises, (ii) to supply services to be provided by Landlord hereunder, (iii) to show the Premises to prospective purchasers, lenders or tenants and to put 'for sale' or 'for lease' signs thereon, (iv) to post notices required or allowed by this lease or by law, (v) to alter, improve or repair the Premises and any portion of the Project, and
(vi) to erect scaffolding and other necessary structures in or through the Premises or the Project where reasonably required by the character of the work to be performed. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising from Landlord's entry and acts pursuant to this paragraph and Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights presented in this paragraph. For each of the foregoing purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, on and about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry by Landlord to the Premises pursuant to this paragraph shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the premises or any portion thereof. Notwithstanding the foregoing, and except in the case of emergency, Landlord shall give Tenant at least twenty-four (24) hours prior notice of its intent to enter the Premises.

     15.   COMMON AREA; PARKING

           Subject to the terms and conditions of this lease and such rules and regulations as Landlord may from time to time prescribe and so long as such rules and regulations do not conflict with the terms and conditions of this lease, Tenant and Tenant's employees and invitees shall, in common with other occupants of the Project, and their respective employees and invitees and others entitled to the use thereof, have the non-exclusive right to use the access roads, parking areas and facilities within the Project provided and designated by Landlord for the general use and convenience of the occupants of the Project which areas and facilities shall include, but not be limited to, sidewalks, parking, refuse, landscape and plaza areas, roofs and building exteriors, which areas and facilities are referred to herein as "Common Area". This right shall terminate upon the termination of this lease.

           Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of the Common Area. Landlord shall also have the right at any time to change the name, number or designation by which the Project is commonly known. Landlord further reserves the right to promulgate such rules and regulations relating to the use of the Common Area, and any part thereof, as Landlord may deem appropriate for the best interests of the occupants of the Project. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant and Tenant shall abide by them and cooperate in their observance. Such rules and regulations may be amended by Landlord from time to time, with or without advance notice.

           Tenant shall have the non-exclusive use of seventy-five (75) parking spaces in the Common Area as designated from time to time by Landlord. Landlord reserves the right at its sole option to assign and label parking spaces, but it is specifically agreed that Landlord is not responsible for policing any such parking spaces. Tenant shall not at any time park or permit the parking of Tenant's trucks or other vehicles, or the trucks or other vehicles of others, adjacent to loading areas so as to interfere in any way with the use of such areas; nor shall Tenant at any time park or permit the parking of Tenant's vehicles or trucks, or other vehicles or trucks of Tenant's suppliers or others, in any portion of the Common Area not designated by Landlord for such use by Tenant. Tenant shall not park or permit any inoperative vehicle or equipment to be parked on any portion of the Common Area. Tenant shall not permit, allow or place any type of circulars or advertisements on vehicles parking in the Common Area. Tenant shall not use any Common Area, including the space directly adjacent to the Premises for sales or displays.

           Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be operated, managed and maintained and the expenditures for such operation, management and maintenance shall be at the sole discretion of Landlord. The cost of such maintenance, operation and management of the Common Area, including but not limited to landscaping, repair of paving, parking lots and sidewalks, repaving, resurfacing, repairs, replacements, painting, lighting, cleaning, trash removal, roof replacement and repair, heating, ventilating and air-conditioning repair and replacement, fire protection and similar items; non-refundable contributions toward one or more reserves for replacements other than equipment; rental on equipment; security and exterminator services and salaries and employee benefits (including union benefits) of on-site and accounting personnel engaged in such maintenance and operations management, shall be a common area charge and Tenant shall pay to Landlord its percentage share of such costs as provided in paragraph 16.

     16.   COMMON AREA CHARGES

           Tenant shall pay to Landlord, as additional rent, an amount equal to One Hundred percent (100.00%) of the total common area charges as defined below. Tenant's percentage share of common area charges shall be paid as follows:

           Tenant's estimated monthly payment of common area charges payable by Tenant during the calendar year in which the term commences is set forth in paragraph 4(b) of this lease. Prior to the commencement of each succeeding calendar year of the term (or as soon as practicable thereafter), Landlord shall deliver to Tenant a written estimate of Tenant's monthly payment of common area charges. Tenant shall pay, as additional rent, on the first day of each month during the term in accordance with paragraph 4(b) of the lease, its monthly share of common area charges as estimated by Landlord. Within one hundred twenty
(120) days of the end of each calendar year and of the termination of this lease (or as soon as practicable thereafter), Landlord shall deliver to Tenant a statement of actual common area charges incurred for the preceding year. If such statement shows that Tenant has paid less than its actual percentage then Tenant shall on demand pay to Landlord the amount of such deficiency. If Tenant fails to pay such deficiency due within ten (10) days after demand, Tenant shall pay an additional ten percent (10%) of the amount due as a penalty. If such statement shows that Tenant has paid more than its actual percentage share then Landlord shall, at its option, promptly refund such excess to Tenant or credit the amount thereof to the common area charge next becoming due from Tenant. Landlord reserves the right to revise any estimate of common area charges if actual or projected common area charges show an increase or decrease in excess of 10% from any earlier estimate for the same period. In such event, Landlord shall deliver the revised estimate to Tenant, together with an explanation of the reasons therefor, and Tenant shall revise its payments accordingly. Landlord's and Tenant's obligation with respect to adjustments at the end of the term or earlier expiration of this lease shall survive such termination or expiration.

           "Common area charges," as used in this lease, shall include, but not be limited to, (i) all items identified in paragraphs 8, 9, 11, 12, 13 and 15 as being common area charges; (ii) amortization of such capital improvements having a useful life greater than one year as Landlord may have installed for the purpose of reducing operating costs and/or to comply with governmental rules and regulations promulgated after completion of the building (Tenant's share of any such capital improvement shall equal Tenant's proportionate share of the fraction of the cost of such capital improvement equal to the remaining term of the lease over the useful life of such capital improvement); (iii) salaries and employee benefits (including union benefits) of personnel engaged in the operation and maintenance of the Project (or the building in which the Premises are located) and payroll taxes applicable thereto; (iv) supplies, materials, equipment and tools used or required in connection with the operation and maintenance of the Project: (v) licenses, permits and inspection fees; (vi) a reasonable reserve for repairs and replacement of equipment used in the maintenance and operation of the Project; (vii) all other operating costs incurred by Landlord in maintaining and operating the Project; and (viii) an amount equal to five percent (5%) of the actual expenditures for the aggregate of all other common area charges as compensation for Landlord's accounting and processing services.

     17.   DAMAGE BY FIRE; CASUALTY

           In the event the Premises are damaged by any casualty which is fully covered under an insurance policy required to be maintained by Landlord pursuant to paragraph 11, Landlord shall be entitled to the use of all insurance proceeds and shall repair such damage as soon as reasonably possible and this lease shall continue in full force and effect.

           In the event the Premises are damaged by any casualty not fully covered under an insurance policy required to be maintained pursuant to paragraph 11, Landlord may, at Landlord's option, either (i) repair such damage, at Landlord's expense, as soon as reasonably possible, in which event this lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damages of Landlord's intention to cancel and terminate this lease as of the date of the occurrence of the damages; provided, however, that if such damage is caused by an act or omission of Tenant or its agent, servants or employees, then Tenant shall repair such damage promptly at its sole cost and expense. In the event Landlord elects to terminate this lease pursuant hereto, Tenant shall have the right within ten (10) days after receipt of the required notice to notify Landlord in writing of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this lease shall continue in full force and effect and Tenant shall proceed to make such repairs as soon as reasonably. possible. If Tenant does not give such notice within the ten (10) day period, this lease shall be canceled and terminated as of the date of the occurrence of such damage. Under no circumstances shall Landlord be required to repair any injury or damage to (by fire or other cause), or to make any restoration or replacement of, any of Tenant's personal property, trade fixtures or property leased from third parties, whether or not the same is attached to the Premises.

           If the Premises are totally destroyed during the term from any cause (including any destruction required by any authorized public authority), whether or not covered by the insurance required under paragraph 11, this lease shall automatically terminate as of the date of such total destruction; provided, however, that if the Premises can reasonably and lawfully be repaired or restored within twelve (12) months of the date of destruction to substantially the condition existing prior to such destruction and if the proceeds of the insurance payable to the Landlord by reason of such destruction are sufficient to pay the cost of such repair or restoration, then the insurance proceeds shall be so applied, Landlord shall promptly repair and restore the Premises and this lease shall continue, without interruption, in full force and effect. If the Premises are totally destroyed during the last twelve (12) months of the term, either Landlord or Tenant may at either parties' option cancel and terminate this lease as of the date of occurrence of such damage by giving written notice to the other of its' election to do so within thirty (30) days after the occurrence of such damage.

           If the Premises are partially or totally destroyed or damaged and Landlord or Tenant repair them pursuant to this lease, the rent payable hereunder for the period during which such damage and repair continues shall be abated only in proportion to the square footage of the Premises rendered untenantable to Tenant by such damage or destruction. Tenant shall have no claim against Landlord for any damage, loss or expense suffered by reason of any such damage, destruction, repair or restoration or Landlord's election under this paragraph 17 not to repair or restore such damage or destruction. The parties waive the provisions of California Civil Code sections 1932(2) and 1933(4) (which provisions permit the termination of a lease upon destruction of the leased premises), and hereby agree that the provisions of this paragraph 17 shall govern in the event of such destruction.

     18.   INDEMNIFICATION

           Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises or the Project (including but not limited to damage to person or property caused by water leakage of any character from the roof, walls, ceiling, basement or other portions of the Project or caused by gas, fire, oil, fumes, electricity, steam or land or structural movement) by or from any cause whatsoever except the material failure of Landlord to perform its obligations under this lease where such failure has persisted for an unreasonable period of time after written notice of such failure.

Without limiting the foregoing, Landlord shall not be liable to Tenant for any injury to or death of any person or damages to or destruction of property by reason of, or arising from, any latent defect in the Premises or Project or the act or negligence of any other tenant of the Project. Tenant shall immediately notify Landlord of any defect in the Premises or Project.

           Except as to injury to persons or damage to property the principal cause of which is the material failure by Landlord to observe any of the terms and conditions of this lease where such failure has persisted for an unreasonable period of time after written notice of such failure, Tenant shall hold Landlord harmless from and defend Landlord against any claim, liability, loss, damage or expense (including attorney fees) arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises from any cause whatsoever or on account of the use, condition, occupational safety or occupancy of the Premises. Tenant shall further hold Landlord harmless from and defend Landlord against any claim, liability, loss, damage or expense (including reasonable attorney fees) arising
(i) from Tenant's use of the Premises or from the conduct of its business or from any activity or work done, permitted or suffered by Tenant or its agents or employees in or about the Premises or Project, (ii) out of the failure of Tenant to observe or comply with Tenant's obligation to observe and comply with laws or other requirements as set forth in paragraph 7, (iii) by reason of Tenant's use, handling, storage, or disposal of toxic or hazardous materials or waste, (iv) by reason of any labor or service performed for, or materials used by or furnished to, Tenant or any contractor engaged by Tenant with respect to the Premises, or
(v) from any other act, neglect, fault or omission of Tenant or its agents, employees or invitees. The provisions of this paragraph 18 shall survive the expiration or earlier termination of this lease.

     19.   ASSIGNMENT AND SUBLETTING

           Tenant shall not voluntarily assign, encumber or otherwise transfer its interest in this lease or in the Premises, or sublease all or any part of the Premises, or allow any other person, concessionaire or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's written consent (which consent shall not be unreasonably withheld) and otherwise complying with the requirements of this paragraph 19. Any assignment, encumbrance or sublease without Landlord's consent, shall constitute a default.

           If Tenant desires to sublet or assign all or any portion of the Premises, Tenant shall give Landlord written notice thereof, specifying the projected commencement date of the proposed sublet or assignment (which date shall be not less than thirty (30) days or more than ninety (90) days after the date of such notice), the portions of the Premises proposed to be sublet or assigned, and the identity of the proposed assignee or subtenant. Tenant shall further provide Landlord with such other information concerning the proposed assignee or subtenant as requested by Landlord. Any proposed assignee or subleases must agree to assume and agree to perform all the covenants and conditions of Tenant under this lease. In the case of any proposed assignment, or in the case of a proposed sublet of fifty percent (50%) or more of the Premises at a time when Tenant has not occupied the Premises, or if the proposed sublet is for fifty percent (50%) or more of the Premises for a sublet term ending within the last twelve (12) months of the term of this lease, Landlord shall have the right, exercisable by written notice to be delivered to Tenant within thirty (30) days of receipt of Tenant's notice, to terminate this lease effective as of the date specified in Tenant's notice as the proposed commencement date of the assignment or sublease. If Landlord does not elect to terminate this lease and if Landlord consents in writing to the proposed assignment or sublet (regardless of whether Landlord had a termination right), Tenant shall be free to assign or sublet all or a portion of the Premises subject to the following conditions: (i) any sublease shall be on the same terms set forth in the notice given to Landlord; (ii) no sublease shall be valid and no subtenant shall take possession of the sublet premises until an executed counterpart of such sublease has been delivered to Landlord; (iii) no subtenant shall have a further right to sublet; (iv) any sums or other economic consideration received by Tenant as a result of such assignment or sublet (except rental or other payments received which are attributable to the amortization over the term of this lease of the cost of leasehold improvements constructed for such assignees or subtenant, and brokerage fees) whether denominated rentals or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this lease (prorated to reflect obligations allocable to that portion of the Premises subject to such sublease), shall be shared equally between Landlord and Tenant (50%/50%) and (v) no sublet or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. Tenant shall pay to Landlord promptly upon demand as additional rent, Landlord's actual attorneys' fees and other costs incurred for reviewing, processing or documenting any requested assignment or sublease, whether or not Landlord's consent is granted.

           If Tenant is a partnership, a withdrawal or change, voluntary or involuntary or by operation of law, of any general partner or the dissolution of the partnership shall be deemed an assignment of this lease subject to all the conditions of this paragraph 19. If Tenant is a corporation any dissolution, merger, consolidation or other reorganization of Tenant or the sale or other transfer of a controlling percentage of the capital stock of Tenant or the sale of more than fifty percent (50%) of the value of Tenant's assets shall be an assignment of this lease subject to all the conditions of this paragraph 19. The term "controlling percentage" means the ownership of, and the right to vote, stock possessing more than 50% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote. This paragraph shall not apply if Tenant is a corporation the stock of which is traded through an exchange.

           The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or sublet shall not be deemed consent to any subsequent assignment or sublet. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or sublets of this lease or amendments or modifications to this lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this lease.

           No interest of Tenant in this lease shall be assignable by operation of law (including, without limitation, the transfer of this lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (i) if Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; (ii) if a writ of attachment or execution is levied on this lease; or (iii) if, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this lease, in which case this lease shall not be treated as an asset of Tenant.

           Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this lease, all rent from any subletting of all or a part of the Premises as permitted by this lease, and Landlord, as assignee and as attorney-in fact for Tenant, or a receiver of Tenant appointed on Landlord's application may collect such rent and apply it toward Tenant's obligations under this lease; except that, until the occurrence of an act or default by Tenant, Tenant shall have the right to collect such rent, subject to promptly forwarding to Landlord any portion thereof to which Landlord is entitled pursuant to this paragraph 19.

           Notwithstanding the above requirement that Tenant obtain the consent of Landlord prior to any assignment or sublet, Tenant may, without obtaining the prior consent of Landlord, assign or sublease the whole or any part of the Premises to any corporation or other entity which is wholly owned by Tenant or of which Tenant is a wholly owned subsidiary, or which is wholly owned by either of the foregoing or which merges with Tenant provided that (i) Tenant shall give written notice thereof to Landlord in the manner required for other assignments or subleases by this paragraph 19; (ii) Tenant shall continue to be fully obligated under this lease; (iii) any such assignee or sublessee shall expressly assume and agree to perform all of the terms and conditions of this lease to be performed by Tenant; and (iv) any such assignment of sublet shall be subject to all other terms and conditions of this paragraph 19 pertaining to assignments and/or sublets (excepting only the requirement concerning prior written consent of Landlord).

     20.   DEFAULT

           The occurrence of any of the following shall constitute a default by
Tenant: (i) failure of Tenant to pay any rent or other sum payable hereunder within five (5) days of when due; (ii) abandonment of the Premises (Tenant's failure to occupy and conduct business in the Premises for fourteen (14) consecutive days shall be deemed an abandonment); or (iii) failure of Tenant to perform any other term, covenant or condition of this lease if the failure to perform is not cured within thirty (30) days after notice thereof has been given to Tenant (provided that if such default cannot reasonably be cured within thirty (30) days, Tenant shall not be in default if Tenant commences to cure such failure to perform within the thirty (30) day period and diligently and in good faith continues to cure the failure to perform). The notice referred to in clause (iii) above shall specify the failure to perform and the applicable lease provision and shall demand that Tenant perform the provisions of this lease within the applicable period of time. No notice shall be deemed a forfeiture or termination of this lease unless Landlord so elects in the notice. No notice shall be required in the event of abandonment or vacation of the Premises.

           In addition to the above, the occurrence of any of the following events shall also constitute a default by Tenant: (i) Tenant fails to pay its debts as they become due or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors (for purposes of determining whether Tenant is not paying its debts as they become due, a debt shall be deemed overdue upon the earliest to occur of the following: thirty (30) days from the date a statement therefor has been rendered; the date on which any action or proceeding therefor is commenced; or the date on which a formal notice of default or demand has been sent); (ii) Tenant fails to furnish Landlord a schedule of Tenant's aged accounts payable within ten (10) days after Landlord's written request; (iii) any financial statements given to Landlord by Tenant, any assignee of Tenant, subtenant of Tenant, any guarantor of Tenant, or successor in interest of Tenant (including, without limitation, any schedule of Tenant's aged accounts payable) are materially false. At any time during the term of this lease Landlord, at Landlord's option, shall have the right to receive from Tenant upon Landlord's request, a current annual balance sheet for Landlord's review. If the balance sheet shows a negative net worth,

        Landlord may terminate this lease by giving Tenant sixty (60) days prior notice.

           In the event of a default by Tenant, then Landlord, in addition to any other rights and remedies of Landlord at law or in equity, shall have the right either to terminate Tenant's right to possession of the Premises (and thereby terminate this lease) or, from time to time and without termination of this lease, to relet the premises or any part thereof for the account and in the name of Tenant for such term and on such terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises.

           Should Landlord elect to keep this lease in full force and effect, Landlord shall have the right to enforce all of Landlord's rights and remedies under this lease, including but not limited to the right to recover and to relet the Premises. If Landlord relets the Premises, then Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting and in making alterations and repairs. Rentals received by Landlord from such reletting shall be applied (i) to the payment of any indebtedness due hereunder, other than basic rent and common area charges, from Tenant to Landlord; (ii) to the payment of the cost of any repairs necessary to return the Premises to good condition normal wear and tear excepted, including the cost of alterations and the cost of storing any of Tenant's property left on the Premises at the time of reletting; and (iii) to the payment of basic rent or common area charges due and unpaid hereunder. The residue, if any, shall be held by Landlord and applied in payment of future rent or damages in the event of termination as the same may become due and payable hereunder and the balance, if any at the end of the term of this lease, shall be paid to Tenant. Should the basic rent and common area charges received from time to time from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reletting of the Premises by Landlord shall be construed as an election on its part to terminate this lease unless a notice of such intention is given to Tenant or unless the termination hereof is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach, provided it has not been cured. Landlord shall have the remedy described in California Civil Code section 1951.4 (Landlord may continue the lease in effect after Tenant's breach and abandonment and recover as rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).

           Should Landlord at any time terminate this lease for any breach, in addition to any other remedy it may have, it shall have the immediate right of entry and may remove all persons and property from the Premises and shall have all the rights and remedies of a landlord provided by California Civil Code
Section 1951.2 or any successor code section. Upon such termination, in addition to all its other rights and remedies, Landlord shall be entitled to recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises and including (i) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this lease or which in the ordinary course of events would be likely to result therefrom. The "worth at the time of award of the amounts referred to in (i) and (ii) above is computed by allowing interest at the rate of twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less. The "worth at the time of award of the amount referred to in (iii) above shall be computed by discounting such amount at the discount rate of the federal reserve bank of San Francisco at the time of award plus one percent (1%). Property removed from the Premises may be stored in a public or private warehouse or elsewhere at the sole cost and expense of Tenant. In the event that Tenant shall not immediately pay the cost of storage of such property after the same has been stored for a period of thirty (30) days or more, Landlord may sell any or all thereof at a public or private sale in such manner and at such times and places that Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant.

     21.   LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT

           Landlord, at any time after Tenant commits a default, may, but shall not be obligated to, cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord and shall bear interest at the rate of twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less, from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. Amounts due Landlord hereunder shall be additional rent.

     22.   EMINENT DOMAIN

           If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payments, income, rent, award or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance. Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this lease. Notwithstanding the foregoing, Tenant shall be entitled to any compensation for depreciation to and cost of removal of Tenant's equipment and fixtures and any compensation for its relocation expenses necessitated by such taking, but in each case only to the extent the condemning authority makes a separate award therefor or specifically identifies a portion of the award as being therefor. Each party waives the provisions of Section 1265.130 of the California Code of Civil Procedure (which section allows either party to petition the Superior Court to terminate this lease in the event of a partial taking of the Premises).

           If any action or proceeding is commenced for such taking of the Premises or any portion thereof or of any other space in the Project, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the Premises or any portion thereof or of any other space in the Project, and Landlord shall decide to discontinue the use and operation of the Project or decide to demolish, alter or rebuild the Project, then Landlord shall have the right to terminate this lease by giving Tenant written notice thereof within sixty (60) days of the earlier of the date of Landlord's receipt of such notice of intention to condemn or the commencement of said action or proceeding. Such termination shall be effective as of the last day of the calendar month next following the month in which such notice is given or the date on which title shall vest in the condemnor, whichever occurs first. In the event of a partial taking, or conveyance in lieu thereof, of the Premises and fifty percent (50%) or more of the number of square feet in the Premises are taken then Tenant may terminate this lease. Any election by Tenant to so terminate shall be by written notice given to Landlord within sixty (60) days from the date of such taking or conveyance and shall be effective on the last day of the calendar month next following the month in which such notice is given or the date on which title shall vest in the condemnor, whichever occurs first.

           If a portion of the Premises is taken by power of eminent domain or conveyance in lieu thereof and neither Landlord nor Tenant terminates this lease as provided above, then this lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed and all payments of rent shall be apportioned as of the date of such taking or conveyance so that thereafter the amounts to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken bears to the total area of the Premises prior to such taking.

     23.   NOTICE AND COVENANT TO SURRENDER

           On the last day of the term or on the effective date of any earlier termination, Tenant shall surrender to Landlord the Premises and all of Tenant's improvements and alterations in their condition existing as of the commencement of the term (normal wear and tear excepted), with all originally painted interior walls washed or repainted if marked or damaged, interior vinyl covered walls cleaned and repaired or replaced if marked or damaged, all carpets shampooed and cleaned, the air conditioning and heating system serviced and repaired by a reputable and licensed service firm (unless Landlord has elected to maintain such system pursuant to paragraph 8) and all floors cleaned and waxed; all to the reasonable satisfaction of Landlord, Tenant shall remove all of Tenant's personal property and trade fixtures, together with improvements or alterations that Tenant is obligated to remove pursuant to the provisions of paragraph 8, from the Premises, and all such property not removed shall be deemed abandoned.

           If the Premises are not surrendered as required in this paragraph, Tenant shall indemnify Landlord against all loss, liability and expense (including but not limited to, attorney fees) resulting from the failure by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenants. It is agreed between Landlord and Tenant that the provisions of this paragraph shall survive termination of this lease.

     24.   TENANTS QUITCLAIM

           At the expiration or earlier termination of this lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required to remove the cloud or encumbrance created by this lease from the real property of which the Premises are a part. This obligation shall survive said expiration or termination.

     25.   HOLDING OVER

           Any holding over after the expiration or termination of this lease with the written consent of Landlord shall be construed to be a tenancy from month to month at double the monthly rent as adjusted, in effect on the date of such expiration or termination. All provisions of this lease, except those pertaining to the term and any option to extend, shall apply to the month to month tenancy. The provisions of this paragraph are in addition to, and do not affect, Landlord's right of reentry or other rights hereunder or provided by law.

           If Tenant shall retain possession of the Premises or any part thereof without Landlord's consent following the expiration or sooner termination of this lease for any reason, then Tenant shall pay to Landlord for each day of such retention double the amount of the daily rental in effect during the last month prior to the date of such expiration or termination. Tenant shall also indemnify and hold

Landlord harmless from any loss, liability and expense (including, but not limited to, attorneys fees) resulting from delay by Tenant in surrendering the Premises, including without limitation any claims made by any succeeding tenant founded on such delay. Acceptance of rent by Landlord following expiration or termination shall not constitute a renewal of this lease, and nothing contained in this paragraph shall waive Landlord's right to re-entry or any other right. Tenant shall be only a Tenant at sufferance, whether or not Landlord accepts any rent from Tenant, while Tenant is holding over without Landlord's written consent.

     26.  SUBORDINATION

          In the event Landlord's title or leasehold interest is now or hereafter encumbered in order to secure a loan to Landlord, Tenant shall, at the request of Landlord or the tender, execute in writing an agreement subordinating its rights under this lease to the lien of such encumbrance, or, if so requested, agreeing that the lien of lender's encumbrance shall be or remain subject and subordinate to the rights of Tenant under this lease. Tenant hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute, deliver and record any such instrument or instruments for and in the name and on behalf of Tenant. Notwithstanding any such subordination, Tenant's possession under this lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all amounts due hereunder and otherwise observe and perform all provisions of this lease. In addition, if in connection with any such loan the lender shall request reasonable modifications of this lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereof, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

          Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as are reasonably required by Landlord or Landlord's lender to verify the net worth of Tenant. In addition, Tenant shall deliver to Landlord's lender any financial statements required by such holder to facilitate the financing or refinancing of Landlord's interest in the Project. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth herein.

     27.  CERTIFICATE OF ESTOPPEL

          Each party shall, within five (5) calendar days after request therefor, execute and deliver to the other party, in recordable form, a certificate stating that the lease is unmodified and in full force and effect, or in full force and effect as modified and stating the modifications. The certificate shall also state the amount of the monthly rent, the date to which monthly rent has been paid in advance, the amount of the security deposit and/or prepaid monthly rent, and, if the request is made by Landlord, shall include such other items as Landlord or Landlord's lender may reasonably request. Failure to deliver such certificate within such time shall constitute a conclusive acknowledgment by the party failing to deliver the certificate that the lease is in full force and effect and has not been modified except as may be represented by the party requesting the Certificate. Any such Certificate requested by Landlord may be conclusively relied upon by any prospective purchaser or encumbrance of the Premises or Project. Further, within five (5) calendar days following written request made from time to time by Landlord, Tenant shall furnish to Landlord current financial statements of Tenant.

     28.  SALE BY LANDLORD

          In the event the original Landlord hereunder, or any successor owner of the Project or Premises, shall sell or convey the Project or Premises, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner and to look solely to such new owner for performance of any and all such liabilities and obligations.

     29.  ATTORNMENT TO LENDER OR THIRD PARTY

          In the event the interest of Landlord in the land and buildings in which the Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by a lender or any other third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to release Landlord of any obligation arising on or after any such foreclosure sale and to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this lease.

     30.   DEFAULT BY LANDLORD

           Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time but in no event earlier than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

          If Landlord is in default of this lease, Tenant's sole remedy shall be to institute suit against Landlord in a court of competent jurisdiction, and Tenant shall have no right to offset any sums expended by Tenant as a result of Landlord's default against future rent and other sums due and payable pursuant to this lease. If Landlord is in default of this lease, and as a consequence Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Project of which the Premises are a part, and out of rent or other income from such real property receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Project of which the Premises are a part. Neither Landlord nor any of the partners comprising the partnership designated as Landlord shall be personally liable for any deficiency.

     31.  CONSTRUCTION CHANGES

          It is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises and/or the improvements constructed or being constructed therein and no such changes or any changes in plans for any other portions of the Project, shall affect this lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant.

     32.  MEASUREMENT OF PREMISES

          Tenant understands and agrees that any reference to square footage of the Premises is approximate only and includes all interior partitions, columns and exterior walls, and one-half of the partitions separating the Premises from the rest of the Project, Tenant's proportionate share of the Common Area and, if applicable, covered areas immediately outside the entry doors or loading docks. Tenant waives any claim against Landlord regarding the accuracy of any such measurement and agrees that there shall not be any adjustment in basic rent or common area charges or other amounts payable hereunder by reason of inaccuracies in such measurement.

     33.  ATTORNEY FEES

          If either party commences an action against the other party arising out of or in connection with this lease, the prevailing party shall be entitled to have and recover from the losing party all expenses of litigation, including, without limitation, travel expenses, reasonable attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses. If either party becomes a party to any litigation concerning this lease, or concerning the Premises or the Project, by reason of any act or omission of the other party or its authorized representatives, the party that causes the other party to become involved in the litigation shall be liable to the other party for all expenses of litigation reasonably incurred, including, without limitation, travel expenses, attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses.

     34.  SURRENDER

          The voluntary or other surrender of this lease or the Premises by Tenant, or a mutual cancellation of this lease, shall not work a merger, and at the option of Landlord shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.

     35.  WAIVER

          No delay or omission in the exercise of any right or remedy of either party on any default by the other party shall impair such right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent rent or other payments shall not constitute a waiver of any other default and acceptance of partial payments shall not be construed as a waiver of the balance of such payment due. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of this lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this lease.

     36.  EASEMENTS; AIRSPACE RIGHTS

          Landlord reserves the right to alter the boundaries of the Project and grant easements and dedicate for public use portions of the Project without Tenant's consent, provided that no such grant or dedication shall interfere with Tenant's use of the Premises or otherwise cause Tenant to incur cost or expense. From time to time, and upon Landlord's demand, Tenant shall execute, acknowledge and deliver to Landlord, in accordance with Landlord's instructions, any and all documents, instruments, maps or plats necessary to effectuate Tenant's covenants hereunder.

          This lease confers no rights either with regard to the subsurface of or airspace above the land on which the Project is located or with regard to airspace above the building of which the Premises are a part. Tenant agrees that no diminution or shutting off of light or view by a structure which is or may be erected (whether or not by Landlord) on property adjacent to the building of which the Premises are a part or to property adjacent thereto, shall in any way affect this lease, or entitle Tenant to any reduction of rent, or result in any liability of Landlord to Tenant.

     37.  RULES AND REGULATIONS

          Landlord shall have the right from time to time to promulgate reasonable rules and regulations for the safety, care and cleanliness of the Premises, the Project and the Common Area, or for the preservation of good order. On delivery of a copy of such rules and regulations to Tenant, Tenant shall comply with the rules and regulations, and a violation of any of them shall constitute a default by Tenant under this lease. If there is a conflict between the rules and regulations and any of the provisions of this lease, the provisions of this lease shall prevail. Such rules and regulations may be amended by Landlord from time to time with or without advance notice. No such rules and regulations shall require Tenant to pay additional rent under this lease.

     38.  NOTICES

          All notices, demands, requests, consents and other communications which may be given or are required to be given by either party to the other shall be in writing and shall be sufficiently made and delivered if personally served or if sent by United States first class mail, postage prepaid. All such communications from Landlord to Tenant shall be addressed to Tenant at the Premises. All such communications by Tenant to Landlord shall be sent to Landlord at its offices at 360 S. San Antonio Road, Suite 14, Los Altos, California 94022. Either party may change its address by notifying the other of such change. Each such communication shall be deemed received on the date of the personal service or mailing thereof in the manner herein provided, as the case may be.

     39.  NAME

          Tenant shall not use the name of the Project for any purpose, other than as the address of the business conducted by Tenant in the Premises, without the prior written consent of Landlord.

     40.  GOVERNING LAW; SEVERABILITY

          This lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this lease shall be held or rendered invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

     41.  DEFINITIONS

          As used in this lease, the following words and phrases shall have the following meanings:

          ADDITIONAL RENT: any amount described in paragraph 53, below.

          AUTHORIZED REPRESENTATIVE: any of officer, agent, employee or independent contractor retained or employed by either party, acting within authority given him by that party.

          ENCUMBRANCE: any deed of trust, mortgage or other written security device or agreement affecting the Premises or the Project that constitutes security for the payment of a debt or performance of an obligation, and the note or obligation secured by such deed of trust, mortgage or other written security device or agreement.

          LEASE MONTH: the period of time determined by reference to the day of the month in which the term commences and continuing to one day short of the same numbered day in the next succeeding month; e.g., the tenth day of one month to and including the ninth day in the next succeeding month.

          LENDER: the beneficiary, mortgagee or other holder of an encumbrance, as defined above.

          LIEN: a charge imposed an the Premises by someone other than Landlord, by which the Premises are made security for the performance of an act. Most of the liens referred to in this lease are mechanic's liens.

          MAINTENANCE: repairs, replacement, repainting and cleaning.

          MONTHLY RENT: the sum of the monthly payments of basic rent and common area charges.

          PERSON: one or more human beings, or legal entities or other artificial persons, including, without limitation, partnerships, corporations, trusts, estates, associations and any combination of human being and legal entities.

           PROVISION: any term, agreement, covenant, condition, clause, qualification, restriction, reservation or other stipulation in the lease that defines or otherwise controls, establishes or limits the performance required or permitted by either party.

           PUNCHLIST ITEMS: minor repairs to painting, carpets, walls and other interior improvements as described in paragraph 9, above.

           RENT: basic rent, common area charges, additional rent, and all other amounts payable by Tenant to Landlord required by this lease or arising by subsequent actions of the parties made pursuant to this lease.

        Words used in any gender include other genders. If there be more than one Tenant, the obligations of Tenant hereunder are joint and several. All provisions whether covenants or conditions, on the part of Tenant shall be deemed to be both covenants and conditions. The paragraph headings are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof

      42.  TIME

           Time is of the essence of this lease and of each and all of its provisions.

      43.  EXAMINATION OF LEASE

           Submission of this lease for examination or signature by Tenant does not constitute a reservation or option for a lease, and this lease is not effective until its execution and delivery by both Landlord and Tenant.

      44.  INTEREST ON PAST DUE OBLIGATIONS; LATE CHARGE

           Any amount due from Tenant to Landlord hereunder which is not paid within thirty (30) days of the date due shall bear interest at the rate of ten percent (10%) per annum from when due until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this lease. In addition, Tenant acknowledges that late payment by Tenant to Landlord of basic rent or common area charges or of any other amount due Landlord from Tenant, will cause Landlord to incur costs not contemplated by this lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord, e.g., by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any such payment due from Tenant is not received by Landlord within five (5) days of the date due (without the requirement of providing Tenant notice), Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue payment as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord. No notice to Tenant of failure to pay shall be required prior to the imposition of such interest and/or late charge, and any notice period provided for in paragraph 20 shall not affect the imposition of such interest and/or late charge.

     45.   ENTIRE AGREEMENT

           This lease, including any exhibits and attachments, constitutes the entire agreement between Landlord and Tenant relative to the Premises and this lease and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves or their agents or representatives relative to the leasing of the Premises are merged in or revoked by this lease.

     46.   CORPORATE AUTHORITY

           If Tenant is a corporation, each individual executing this lease on behalf of the corporation represents and warrants that he is duly authorized to execute and deliver this lease on behalf of the corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation and that this lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, Tenant shall deliver to Landlord, within ten (10) days of the execution of this lease, a copy of the resolution of the Board of Directors of Tenant authorizing the execution of this lease and naming the officers that are authorized to execute this lease on behalf of Tenant, which copy shall be certified by Tenant's president or secretary as correct and in full force and effect.

     47.   RECORDING

           Neither Landlord nor Tenant shall record this lease nor any short form memorandum heretofore without the consent of the other.

     48.   REAL ESTATE BROKERS

           Each party represents that it has not had dealings with any real estate broker finder or other person with respect to this lease in any manner. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the other party by any broker, finder or other person with whom the other party has or purportedly has dealt.

     49.   EXHIBITS AND ATTACHMENTS

           All exhibits and attachments to this lease are a part hereof.

     50.   ENVIRONMENTAL MATTERS

            A.  Tenant's Covenants Regarding Hazardous Materials,

               (1) Without limiting Tenant's obligations under paragraph 7 hereof, Tenant shall comply with and shall cause the Project to comply with, all federal, state, and local laws, statutes, rules, regulations, codes, ordinances, and other governmental requirements (including, without limitation, permits, licenses, consent decrees and administrative orders) now or hereafter in effect relating or pertaining in any way to (i) human health, safety or protection,
(ii) workplace safety, (iii) industrial hygiene, (iv) the use, generation, handling, maintenance, treatment, removal, transportation, storage, release, discharge, disposal, or disclosure of Hazardous Materials, or (v) the protection or regulation of the environment, all as amended and modified from time to time (collectively, "Environmental Requirements"). Tenant shall cause all governmental permits and other approvals relating to the use or operation of the Project required by applicable Environmental Requirements or any other applicable laws to all times remain in effect, and Tenant shall at all times comply with such permits and other approvals.

               (2) Tenant shall not cause, or permit to occur, any release, discharge, use, generation, manufacture, storage, treatment, transportation, or disposal by Tenant or any of its employees, agents, contractors, visitors, clients, customers, sublessees, assignees, successors, licensees or invitees, of any Hazardous Materials on, in, under, about, or from the Premises or any other part of the Project. However, notwithstanding the foregoing, Tenant may use on the Premises, without Landlord's prior written consent, but only upon written notice to Landlord and in compliance with all Environmental Requirements and other applicable laws, any ordinary and customary materials reasonably required for use by Tenant in the normal course of the permitted use described in paragraph 1 hereof and further, but only so long as such use is not a Reportable Use (defined below) and does not expose the Premises or any other part of the Project or neighboring properties to any meaningful risk of contamination or damage or expose Landlord to any liability whatsoever therefor. In addition, Landlord may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Materials by Tenant upon Tenant's giving Landlord such additional assurances as Landlord in its sole discretion, deems necessary to protect itself, the public, the Premises, the Project, and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Landlord's option, removal on or before the expiration or earlier termination of this lease) of reasonably necessary protective modifications to the Premises (such as concrete encasement) and/or the deposit of an additional security deposit. As used herein, "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the release, generation, possession, storage, use, transportation, discharge or disposal of any Hazardous Materials that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental agency or authority, and (iii) the presence in, on or about the Premises, the Project of any Hazardous Materials with respect to which any Environmental Requirements or other applicable laws require that a notice be given to persons entering or occupying the Premises, the Project or neighboring properties.

               (3) If Tenant knows, or has reasonable cause to believe, that any Hazardous Materials have come to be located in, on, under or about the Premises or the Project (other than those Hazardous Materials that have come to be located beneath and/or in the vicinity of the Project prior to the date of this lease and other than those Hazardous Materials as previously consented to by Landlord in writing, if any), to by Landlord, Tenant shall immediately give Landlord written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding, given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Materials including but not limited to all such documents as may be involved in any Reportable Use involving the Premises or the Project. Landlord's receipt of any notice, documents or other information from Tenant as provided above in this paragraph shall not create any obligation the part of Landlord to respond in any way to such notice, documents or information or the conditions described therein.

               (4) Tenant shall immediately notify Landlord and provide copies upon receipt of all written complaints, claims, citations, demands, inquiries, reports, or notices relating to the condition of the Premises or compliance with Environmental Requirements (provided, however, that Landlord's receipt of any of the foregoing shall in no way create or impose any duty or obligation upon Landlord to respond thereto. Tenant shall promptly cure and have dismissed with prejudice any of those actions and proceedings to the satisfaction of Landlord.

               (5) Landlord, its agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases an the Premises or Project shall have the right, but not the obligation, to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Tenant with this lease (including compliance with Environmental Requirements) and Landlord shall be entitled to employ experts and/or consultants in connection therewith to advise Landlord with respect to Tenant's activities, including but not limited to Tenant's use, storage, handling, transportation, maintenance, or removal of any Hazardous Materials on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a default or breach of this lease by Tenant or a violation of any Environmental Requirement or a contamination caused or materially contributed to by the Tenant is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental agency or authority as the result of any such existing or imminent violation or contamination, in such case, Tenant shall upon request reimburse Landlord, for the costs and expenses of such inspections.

               (6) If Tenant breaches any of its warranties, representations, or covenants under this paragraph 50, Landlord may, without obligation, cause the removal (or other cleanup or other response acceptable to Landlord) of any Hazardous Materials from the Project, and the costs of any Hazardous Materials removal, remediation, detoxification, or other response (including, without limitation, disposal, transportation and storage costs and all costs of refitting or otherwise altering the Premises or any other part of the Project shall be covered by the indemnity in paragraph 50B, below, whether or not a court or other governmental authority has ordered such removal, remediation, detoxification or other response and those costs shall become due and payable on demand by Landlord. Tenant shall give Landlord, its agents, contractors, and employees access to the Premises to remove, remediate, detoxify, clean up or otherwise respond to any Hazardous Materials, and this lease shall not be construed as creating any such obligation.

        B. Indemnification of Landlord. Tenant agrees to indemnify, defend (with counsel acceptable to Landlord and at Tenant's sole cost), and hold Landlord and Landlord's partners, employees, agents, attorneys, successors and assigns free and harmless from and against any and all losses, liabilities, obligations, penalties, claims, litigation, orders, demands, defenses, costs, judgments, suits, penalties, proceedings, damages (including, without limitation, consequential damages, diminution of the value of the Premises or Project, disbursements, losses, or expenses of any kind (including, without limitation, attorneys' and experts' fees and expenses incurred in investigating, defending, or prosecuting any litigation, claim, or proceeding) that may at any time be imposed upon, suffered by, incurred by, or asserted or awarded against Landlord or any of its partners, employees, agents, attorneys, successors or assigns in connection with or arising directly or indirectly out of:

        (1) Any release, threatened release, discharge, handling, use, storage, presence, transportation, or disposal of any Hazardous Materials (whether or not the use thereof is a Reportable Use or has been consented to by Landlord on, in, under, or affecting all or any part of the Premises or Project which is (or are) attributable, in whole or in part, directly or indirectly, to any act or omission of Tenant or any employee, agent, contractor, visitor, client, customer, sublessee, assignee, successor, licensee or invitee of Tenant;

        (2) Any misrepresentation, inaccuracy, or breach of any warranty, covenant, or agreement contained or referred to in this paragraph 50;

        (3) Any failure by Tenant or any employee, agent, contractor, visitor, customer, sublessee, assignee, successor, client, licensee or invitee of Tenant to comply with any Environmental Requirement or other applicable law, whether such failure was made knowingly or unknowingly or intentionally or unintentionally.

This indemnification is the personal obligation of Tenant and shall survive the expiration or sooner termination of this lease. Tenant, its successors, and assigns waive, release, and agree not to make any claim or bring any cost recovery action against Landlord under the Comprehensive Environmental Response, Compensation and Liability Act, as amended and reauthorized to date (42 U.S.C. Sections 9601 et seq.) ("CERCLA"), or any state equivalent or any similar law now existing or enacted after this date. To the extent that Landlord is strictly liable under any such law, regulation, ordinance, or requirement, Tenant's obligation to Landlord under this indemnity shall also be without regard to fault on the part of Tenant with respect to the violation or condition that results in liability to Landlord.

        C. Definition of Hazardous Materials. "Hazardous Materials" means any product substance, chemical, material or waste whose presence, nature, quantity and/or intensity or existence, use, manufacture, disposal, transportation, spill, release, or effect, either by itself or in combination with any other materials, substances or chemicals is either (i) potentially injurious or harmful to the public health, safety or welfare, the Premises, or the environment (including, without limitation, any soil, air, groundwater, and subsurface media on, in, under, above or about the Project); (ii) regulated or monitored by any federal, state or local governmental authority; or (iii) a basis for potential liability of Landlord to any governmental agency, private party, or other third party under any Environmental Requirement or any other applicable statute, regulation, code, ordinance or common law theory. Without limiting the scope or generality of the foregoing, Hazardous Materials shall include, but not be limited to any petroleum or petroleum byproducts or petroleum hydrocarbons, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste and any "hazardous substance" or "toxic waste" as those terms are defined under the provision of the California Health and Safety Code and/or CERCLA.

        D. Survival. The provisions of this paragraph 50 shall survive the expiration or earlier termination of the term of this lease.

        E. Limitation on Tenant Liability. Notwithstanding the provisions in this lease to the contrary, Tenant shall have no obligation to clean up or to reimburse, release, indemnify, or defend Landlord with respect to removal or liability respecting Hazardous Materials unless the Hazardous Materials in question were stored, used, generated, manufactured, treated, analyzed, released, threaten to be released, discharged, disposed, transported or otherwise caused to be present in, on or about the Premises or the Project by Tenant or its agent's, employees, contractors, visitors, clients, customers, sublessees, assignees, successors, licensees, invitees or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful).

     51.   SIGNAGE

        Tenant shall not, without obtaining the prior written consent of Landlord, install or attach any sign or advertising material on any part of the outside of the Premises, or on any part of the inside of the Premises which is visible from the outside of the Premises, or in the halls, lobbies, windows or elevators of the building in which the Premises are located or on or about any other portion of the Common Area or Project. If Landlord consents to the installation of any sign or other advertising material, the location, size, design, color and other physical aspects thereof shall be subject to Landlord's prior written approval and shall be in accordance with any sign program applicable to the Project. In addition to any other requirements of this paragraph 51, the installation of any sign or other advertising material by or for Tenant must comply with all applicable laws, statutes, requirements, rules, ordinances and any C.C.&R.'s or other similar requirements. With respect to any permitted sign installed by or for Tenant, Tenant shall maintain such sign or other advertising material in good condition and repair and shall remove such sign or other advertising material on the expiration or earlier termination of the term of this lease. The cost of any permitted sign or advertising material and all costs associated with the installation, maintenance and removal thereof shall be paid for solely by Tenant. If Tenant fails to properly maintain or remove any permitted sign or other advertising material, Landlord may do so at Tenant's expense. Any cost incurred by Landlord in connection with such maintenance or removal shall be deemed additional rent and shall be paid by Tenant to Landlord within ten (10) days following notice from Landlord. Landlord may remove any unpermitted sign or advertising material without notice to Tenant and the cost of such removal shall be additional rent and shall be paid by Tenant within ten (10) days following notice from Landlord. Landlord shall not be liable to Tenant for any damage, loss or expense resulting from Landlord's removal of any sign or advertising material in accordance with this paragraph
51. The provisions of this paragraph 51 shall survive the expiration or earlier termination of this lease.

     52.   SUBMISSION OF LEASE

           The submission of this lease to Tenant is not an offer to lease the Premises, or an agreement by Landlord to reserve the Premises for Tenant. Landlord will not be bound to Tenant until Tenant has duly executed and delivered duplicate original leases to Landlord and Landlord has duly executed and delivered one of those duplicate original leases to Tenant.

     53.   ADDITIONAL RENT

           All costs, charges, fees, penalties, interest and any other payments (including Tenant's reimbursement to Landlord of costs incurred by Landlord) which Tenant is required to make to Landlord pursuant to the terms and conditions of this lease and any amendments to this lease shall be and constitute additional rent payable by Tenant to Landlord when due as specified in this lease and any amendments to this lease.

     54.   PREMISES TAKEN "AS IS"

           Tenant is leasing the Premises from Landlord "as is" in its existing condition as of the date hereof. Landlord shall have no obligation to alter or improve the Premises except only to paint the exterior of the building in which the Premises are located. The cost of such exterior painting shall be deemed a common area charge as provided in paragraph 16 and shall be amortized over the remaining term of the lease.

           Tenant acknowledges that, except as expressly contained in this lease, neither Landlord nor anyone acting for or on behalf of Landlord has made any representation, warranty or promise to Tenant concerning the physical aspects or condition of any of the Project; the feasibility, desirability or convertibility of any of the Project into any particular use; the zoning, building or land use restrictions applicable to the zoning, building or land use restrictions applicable to the Project; the projected income or expenses for any of the Project or any business conducted thereon; the suitability of the Project for any particular use; or the presence or absence of any Hazardous Materials; and that in entering into this lease, Tenant has not relied upon any representation, statement or warranty of Landlord or anyone acting for or on behalf of Landlord, other than as expressly contained in this lease, and that all matters concerning the Premises shall be independently verified by Tenant and that Tenant shall enter into this lease on Tenant's own examination thereof (or Tenant's election not to do so). Tenant does hereby waive, and Landlord does hereby disclaim, all warranties of any type or kind whatsoever with respect to the Project, express or implied, including by way of description, but not limitation, those of fitness for a particular purpose, tenantability, habitability and use. Tenant hereby expressly assumes the risk that adverse physical conditions and the full extent thereof (including, without limitation, soil, groundwater and surface water contamination and air pollution from Hazardous Materials) may not be revealed by Tenant's inspections, reviews and studies of the Project prior to the date of possession.

           No person acting on behalf of Landlord is authorized to make, and by execution hereof Tenant acknowledges that no such person has made, any representation, warranty, guaranty or promise except as may be expressly set forth herein; and no agreement, statement, representation, guaranty or promise made by any such person which is not expressly contained herein shall be valid or binding on Landlord and Landlord's agents, heirs, successors or assigns. The only representations or warranties outstanding with respect to the Project, or Landlord, either express or implied by law, are expressly set forth herein.

           Tenant acknowledges that any and all documentary information, soil reports, environmental audits, site assessments, analyses or reports, insurance policies or other information of whatever type which Tenant has received or may receive from Landlord or Landlord's agents is furnished on the express condition that Tenant shall make Tenant's own independent verification of the accuracy and completeness of such information. Tenant agrees that Tenant shall not attempt to assert any liability upon Landlord or Landlord's agents for furnishing such information and Tenant does hereby release Landlord and Landlord's agents, heirs, successors and assigns free and harmless from and against, any and all such claims or liability.

     55.   CAPITAL EXPENDITURES

           Notwithstanding anything to the contrary in paragraphs 7, 8 and 9,
(i) as to any required capital improvement to the Premises of a structural nature (and including, when necessary in Landlord's sole judgment, replacement of the roof and individual heating, ventilating and air-conditioning units but excluding capital improvements required for ADA compliance except where such ADA compliance is the responsibility of Landlord as described in the lease) having a useful life of more than one year and which is not required by reason of Tenant's specific use of or activities on the Premises, Landlord shall make such capital improvement and Tenant shall pay to Landlord, as additional rent and in equal monthly installments over the remaining term of this lease, the fraction of the cost of such capital improvements equal to the remaining term of this lease over the useful life of such capital improvement; (ii) as to any required capital improvement to the common area having a useful life of more than one year and which is not required by Tenant's specific use of or activities on the Premises, the cost thereof shall be included within common area charges ratably over the useful life of such capital improvement. Any determination of useful life, as such term is used in this paragraph 55, shall be reasonably made by Landlord.


        IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this lease an the date first above written.

Landlord:                                      Tenant:

C & J Development Co., a                       Southwall Technologies, Inc.,
California Limited Partnership                 a Delaware corporation

By:/s/ SANDRA SIMONS                           By:  /s/ BILL R. FINLEY
   -------------------------------                ------------------------------
Sandra Simons, as Trustee under the                      (Signature)
Charles S. and Jean A. McCandless
Inter Vivos Trust Agreement dated                     Bill R. Finley
January 25, 1977, a General Partner            ---------------------------------
                                                         (Name)

                                                   Vice President and CFO
                                               ---------------------------------
                                                          (Title)

Date:  Oct 14, 1999                            Date: 13 October 1999
-------------------------------                ---------------------------------

                                 [FLOOR CHART]




                                   EXHIBIT A